                                                                    EXHIBIT G(4)


                 FOREIGN CUSTODY MANAGER DELEGATION AGREEMENT

          AGREEMENT made as of this ____ day of ____________ 1998 between Bear Stearns Investment Trust (the "Fund"), a management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 as amended, (the "Act"), acting through its Board of Trustees or its duly appointed representative, and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the "Delegate").

                                  WITNESSETH
                                  ----------

          WHEREAS the Fund has appointed the Delegate as custodian (the "Custodian") of the Fund's Assets pursuant to a Custodian Agreement dated January 8, 1993 as heretofore amended (the "Custodian Agreement");

          WHEREAS the Fund may, from time to time, determine to invest and maintain some or all of the Fund's Assets outside the United States;

          WHEREAS the Trustees (the "Board") wish to delegate to the Delegate certain functions with respect to the custody of Fund's Assets outside the United States;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and the Delegate agree as follows. Capitalized terms shall have the meaning indicated in Section 12 unless otherwise indicated.

          1. Maintenance of Fund's Assets Abroad. The Fund, acting through its
             -----------------------------------
Board or its duly authorized representative, hereby instructs Delegate pursuant to the terms of the Custodian Agreement to place and maintain the Fund's Assets within the countries listed in

Schedule 1 attached hereto (as such Schedule may be amended from time to time in accordance herewith). Such instruction shall be deemed to include an instruction to use any Compulsory Securities Depository in any such country and shall represent a Proper Instruction under the terms of the Custodian Agreement. Countries may be added to Schedule 1 by written instruction of the Fund that is accepted in writing by the Delegate as an amendment to Schedule 1. With respect to amendments adding countries to Schedule 1, the Fund acknowledges that - (a) the Delegate shall perform services hereunder only with respect to the countries where it provides custodial services to the Fund under the Custodian Agreement;
(b) depending on conditions in the particular country, advance notice may be required before the Delegate shall be able to perform its duties hereunder in or with respect to such country (such advance notice to be reasonable in light of the specific facts and circumstances attendant to performance of duties in such country); and (c) nothing in this Agreement shall require the Delegate to provide delegated or custodial services in any country not listed in Schedule 1 until such amended Schedule 1 has been accepted by the Delegate in accordance herewith.

          2. Delegation. Pursuant to the provisions of Rule 17f-5 under the Act
             ----------
as amended, the Board hereby delegates to the Delegate, and the Delegate hereby accepts such delegation and agrees to perform, only those duties set forth in this Agreement concerning the safekeeping of the Fund's Assets in each of the countries set forth in Schedule 1 hereto as amended from time to time. The Delegate is hereby authorized to take such actions on behalf of or in the name of the Fund as are reasonably required to discharge its duties under this Agreement, including, without limitation, to cause the Fund's Assets to be placed with a particular Eligible Foreign Custodian in accordance herewith. The Fund confirms to the Delegate that the Fund or its investment adviser has considered the Sovereign Risk and prevailing Country

Risk as part of its continuing investment decision process, including such factors as may be reasonably related to the systemic risk of maintaining the Fund's Assets in a particular country, including, but not limited to, financial infrastructure, prevailing custody and settlement systems and practices (including the use of any Compulsory Securities Depository), and the laws relating to the safekeeping and recovery of the Fund's Assets held in custody pursuant to the terms of the Custodian Agreement.

          3.   Selection of Eligible Foreign Custodian and Contract
               ----------------------------------------------------
Administration. The Delegate shall perform the following duties with respect to
--------------
the selection of Eligible Foreign Custodians and administration of certain contracts governing the Fund's foreign custodial arrangements:

          (a)  Selection of Eligible Foreign Custodian. The Delegate shall place
               ---------------------------------------
and maintain the Fund's Assets with an Eligible Foreign Custodian; provided that the Delegate shall have determined that the Fund's Assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market after considering all factors relevant to the safekeeping of such assets including without limitation:

          (i) The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the controls and procedures for dealing with any Securities Depository, the method of keeping custodial records, and the security and data protection practices;

          (ii) Whether the Eligible Foreign Custodian has the requisite financial strength to provide reasonable care for the Fund's Assets;

          (iii) The Eligible Foreign Custodian's general reputation and standing and, in the case of a Securities Depository, the depository's operating history and number of participants; and

          (iv) Whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of such Eligible Foreign Custodian in the United States or such Eligible Foreign Custodian's appointment of an agent for service of process in the United States or consent to jurisdiction in the United States.

The Delegate shall be required to make the foregoing determination to the best of its knowledge and belief based only on information reasonably available to it.

          (b)    Contract Administration. In the case of an Eligible Foreign
                 -----------------------
Custodian that is not a Securities Depository or a U.S. Bank, the Delegate shall cause that the foreign custody arrangements shall be governed by a written contract that the Delegate has determined will provide reasonable care for Fund assets based on the standards applicable to custodians in the relevant market (or, in the case of a Securities Depository, by such contract, by the rules or established practices and procedures of the Securities Depository, or by an combination of the foregoing). Each such contract shall, except as set forth in the last paragraph of this subsection (b), include provisions that provide:

          (i) For indemnification or insurance arrangements (or any combination of the Page 3 foregoing) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such contract;

          (ii) That the Fund's Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Custodian arising under bankruptcy, insolvency or similar laws;

          (iii) That beneficial ownership of the Fund's Assets will be freely transferable without the payment of money or value other than for safe custody or administration;

          (iv) That adequate records will be maintained identifying the Fund's Assets as belonging to the Fund or as being held by a third party for the benefit of the Fund;

          (v) That the Fund's independent public accountants will be given access to those records described in (iv) above, or confirmation of the contents of such records; and

          (vi) That the Delegate will receive sufficient and timely periodic reports with respect to the safekeeping of the Fund's Assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing the Fund's Assets.

     Such contract may contain, in lieu of any or all of the provisions specified in this Section 3 (b), such other provisions that the Delegate determines will provide, in their entirety, the same or a greater level of care and protection for the Fund's Assets as the specified provisions, in their entirety.

          (c) Limitation to Delegated Selection. Notwithstanding anything in this Agreement to the contrary, the duties under this Section 3 shall apply only to Eligible Foreign Custodians selected by the Delegate and shall not apply to Compulsory Securities Depositories or to any Eligible Foreign Custodian that the Delegate is directed to use pursuant to Section 7.

          4.   Monitoring. The Delegate shall establish a system to monitor at
               ----------
reasonable intervals (but at least annually) the appropriateness of maintaining the Fund's Assets with each Eligible Foreign Custodian that has been selected by the Delegate pursuant to Section 3 of this Agreement. The Delegate shall monitor the continuing appropriateness of placement of the Fund's Assets in accordance with the criteria established under Section 3(a) of this Agreement. The Delegate shall monitor the continuing appropriateness of the contract governing the Fund's arrangements in accordance with the criteria established under Section 3(b) of this Agreement.

          5.   Reporting. At least annually and more frequently as mutually
               ---------
agreed between the parties, the Delegate shall provide to the Board written reports specifying placement of the Fund's Assets with each Eligible Foreign Custodian selected by the Delegate pursuant to Section 3 of this Agreement and shall promptly report as to any material changes to such foreign custody arrangements. The Delegate will prepare such a report with respect to any Eligible Foreign Custodian that the Delegate has been instructed to use pursuant to Section 7 only to the extent specifically agreed with respect to the particular situation. The Delegate shall promptly advise the Fund whenever a custody arrangement of the Fund with any Eligible Foreign

Custodian selected by the Delegate pursuant to Section 3 above no longer meets the requirements of Rule 17f-5.

          6.   Withdrawal of Fund's Assets. If the Delegate determines that an
               ---------------------------
arrangement with a specific Eligible Foreign Custodian selected by the Delegate under Section 3 of this Agreement no longer meets the requirements of said Section, Delegate shall withdraw the Fund's Assets from the non-complying arrangement as soon as reasonably practicable; provided, however, that if in the reasonable judgment of the Delegate, such withdrawal would require liquidation of any of the Fund's Assets or would materially impair the liquidity, value or other investment characteristics of the Fund's Assets, it shall be the duty of the Delegate to provide information regarding the particular circumstances and to act only in accordance with Proper Instructions of the Fund or its Investment Advisor with respect to such liquidation or other withdrawal.

          7.   Direction as to Eligible Foreign Custodian. Notwithstanding this
               ------------------------------------------
Delegation Agreement, the Fund, acting through its Board, its Investment Adviser or its other authorized representative, may direct the Delegate to place and maintain the Fund's Assets with a particular Eligible Foreign Custodian. In such event, the Delegate shall be entitled to rely on any such instruction as a Proper Instruction under the terms of the Custodian Agreement and shall have no duties under this Delegation Agreement with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular instance.

          8.   Standard of Care. In carrying out its duties under this
               ----------------
Agreement, the Delegate agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for safekeeping the Fund's Assets would exercise.

          9.   Provision of Information Regarding Country Risk. With respect to
               -----------------------------------------------
the jurisdictions listed in Schedule 1, or added thereto pursuant to Section 1, the Delegate agrees to provide annually to the Board such information relating to Country Risk, if known by the Custodian, as is specified in Schedule 2 of this Agreement.

          10.  Indemnification. The Delegate hereby agrees to indemnify the
               ---------------
Fund, its officers, trustees, employees or agents from any losses or liabilities arising out of its failure to exercise the standard of care set forth in this Agreement.

          11.  Arbitration of Disputes. To the extent permitted by law, all
               -----------------------
disputes or claims arising under this Agreement shall be resolved through arbitration. Arbitration under this Article shall be conducted according to the Rules of the American Arbitration Association. Any arbitration will be conducted in New York, New York and under the laws of the State of New York. This Article shall be enforced and interpreted exclusively in accordance with applicable federal law, including the Federal Arbitration Act.

          12.  Representations. The Delegate hereby represents and warrants that
               ---------------
it is a U.S. Bank and that this Agreement has been duly authorized, executed and delivered by the Delegate and is a legal, valid and binding agreement of the Delegate.

          The Fund hereby represents and warrants that its Board of Directors has determined that it is reasonable to rely on the Delegate to perform the delegated responsibilities provided for herein and that this Agreement has been duly authorized, executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund.

          13.  Effectiveness; Termination. This Agreement shall be effective as
               --------------------------
of the date on which this Agreement shall have been accepted by the Delegate, as indicated by the date set forth below the Delegate's signature. This Agreement may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Such termination shall be effective on the 30th day following the date on which the non-terminating party shall receive the foregoing notice. The foregoing to the contrary notwithstanding, this Agreement shall be deemed to have been terminated concurrently with the termination of the Custodian Agreement.

          14.  Notices. Notices and other communications under this Agreement
               -------
are to be made in accordance with the arrangements designated for such purpose under the Custodian Agreement unless otherwise indicated in a writing referencing this Agreement and executed by both parties.

          15.  Limitation of Liability. The Delegate understands that the
               -----------------------
obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally but bind only the Fund and the Fund's Property. The Delegate represents that it has notice of the provision disclaiming shareholder liability for acts or obligations of the Fund.

          16.  Definitions. Capitalized terms in this agreement have the
               -----------
following meanings:

               a. Compulsory Securities Depository - shall mean a Securities Depository the use of which is mandatory (i) under applicable law or regulation; (ii) because securities cannot be withdrawn from the depository; or, (iii) because maintaining securities outside the Securities Depository is not consistent with prevailing custodial practices.

               b.   Country Risk - shall mean the systemic risk of holding
                    ------------
               assets in a particular country including, but not limited to, (a) the necessity to use any Compulsory Securities Depository, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriations or other government actions, (e) regulations of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions which affect the orderly execution of securities transaction or affect the value of securities.

               c.   Eligible Foreign Custodian - shall have the meaning set
                    --------------------------
               forth in Rule 17f-5(a)(1) and shall also include a U.S. Bank.

               d.   Fund's Assets - shall mean any of the Fund's investments
                    -------------
               (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

               e.   Proper Instructions - shall have the meaning set forth in
                    -------------------
               the Custodian Agreement.

               f.   Securities Depository - shall have the meaning set forth in
                    ---------------------
               Rule 17f-5(a)(6).

               g.   Sovereign Risk - shall have the meaning set forth in Section
                    --------------
               6.C. of the Custodian Agreement.

               h.   U.S. Bank - shall mean a bank which qualifies to serve as a
                    ---------
               custodian of assets of investment companies under Section 17(f) of the Act.

          17.  Governing Law and Jurisdiction. This Agreement shall be construed
               ------------------------------
in accordance with the laws of the State of New York. The parties hereby submit to the exclusive jurisdiction of the Federal courts sitting in the State of New York or the Commonwealth of Massachusetts or of the state courts of either such State or such Commonwealth.

          18.  Fees. Delegate shall perform its functions under this agreement
               ----
for the compensation determined under the Custodian Agreement.

          19.  Integration. This Agreement sets forth all of the Delegate's
               -----------
duties with respect to the selection and monitoring of Eligible Foreign Custodians, the administration of contracts with Eligible Foreign Custodians, the withdrawal of assets from Eligible Foreign Custodians and the issuance of reports in connection with such duties. The terms of the Custodian Agreement shall apply generally as to matters not expressly covered in this Agreement, including dealings with the Eligible Foreign Custodians in the course of discharge of the Delegate's obligations under the Custodian Agreement.

          20.  Severability. Amendment and Assignment. In case any provision in
               ------------
or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

          21.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original but such counterparts shall together, constitute only one instrument

          22.  Conflicts. In the event of any conflict between the Custodian
               ---------
Agreement between the parties and this Agreement, the terms of this Agreement shall prevail.

NOW THEREFORE, the parties have caused this Agreement to be executed by its duly authorized representatives, effective as of the date first above written.


BROWN BROTHERS HARRIMAN & CO.          BEAR STEARNS
                                       INVESTMENT TRUST

By:  /s/ Douglas A. Donahue            By: /s/ Frank J. Maresca
     -----------------------------         ----------------------------------
     Name:  Douglas A. Donahue             Name:  Frank J. Maresca
            ----------------------                ---------------------------
     Title: Partner                        Title: Vice President & Treasurer
            ----------------------                ---------------------------
     Date:  11/17/98                       Date:  11/25/98
            ----------------------                ---------------------------

                  SCHEDULE 1 TO BEAR STEARNS INVESTMENT TRUST
                             DELEGATION AGREEMENT
                         AS OF ________________, 1998

                                   ARGENTINA
                                   AUSTRALIA
                                    AUSTRIA
                                    BAHRAIN
                                  BANGLADESH
                                    BELGIUM
                                    BERMUDA
                                   BOTSWANA
                                    BRAZIL
                                   BULGARIA
                                    CANADA
                                     CHILE
                                     CHINA
                                   COLOMBIA
                                CZECH REPUBLIC
                                    DENMARK
                                    ECUADOR
                                     EGYPT
                                    FINLAND
                                    FRANCE
                                    GERMANY
                                     GHANA
                                    GREECE
                                     HONG
                                     KONG
                                    HUNGARY
                                     INDIA
                                   INDONESIA
                                    IRELAND
                                    ISRAEL
                                     ITALY
                                     JAPAN
                                    JORDAN
                                     KENYA
                                     KOREA
                                    LEBANON
                                   MALAYSIA
                                   MAURITIUS
                                    MEXICO
                                    MOROCCO
                                    NAMIBIA

             BROWN BROTHERS HARRIMAN CO. - GLOBAL CUSTODY NETWORK
        BEAR STEARNS INVESTMENT TRUST - EMERGING MARKETS DEBT PORTFOLIO

                                  APPENDIX A

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        COUNTRY                   SUBCUSTODIAN                                                              DEPOSITORIES
        -------                   ------------                                                              ------------

------------------------------------------------------------------------------------------------------------------------------------
    10  ARGENTINA                 CITIBANK, N.A., BUENOS AIRES                                                  Caja de Valores
                                  Citibank, N.A., New York Agt. 7/16/81                                               CRYL
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
    15  AUSTRALIA                 NATIONAL AUSTRALIA BANK LTD., MELBOURNE                                       Austraclear Ltd.
                                  National Australia Bank Agt. 5/1/85                                                CHESS
                                  Agreement Amendment 2/13/92                                                   Reserve Bank of
                                  Omnibus Amendment 11/22/93                                                       Australia

------------------------------------------------------------------------------------------------------------------------------------
    20  AUSTRIA                   CREDITANSTALT AG                                                                    OeKB
                                  Creditanstalt Bankverein Agreement 12/18/89
                                  Omnibus Amendment 1/17/94

------------------------------------------------------------------------------------------------------------------------------------
    30  BAHRAIN                   BRITISH BANK OF THE MIDDLE EAST FOR HONGKONG & SHANGHAI BANKING CORP.               None
                                  LTD.
                                  Honkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96
                                  BBME Supplement 5/14/96
                                  Side Letter Agreement dated 7/28/97

------------------------------------------------------------------------------------------------------------------------------------
    35  BANGLADESH                STANDARD CHARTERED BANK, DHAKA                                                      None
                                  Standard Chartered Bank Agreement 2/18/92
                                  Omnibus Amendment 6/13/94
                                  Appendix 4/8/96

------------------------------------------------------------------------------------------------------------------------------------
    40  BELGIUM                   BANQUE BRUXELLES LAMBERT                                                            CIK
                                  Banque Bruxelles Lambert Agt. 11/15/90                                    National Bank of Belgium
                                  Omnibus Amendment 3/1/94

------------------------------------------------------------------------------------------------------------------------------------
    45  BERMUDA                   THE BANK OF N.T. BUTTERFIELD & SON LTD.                                             None
                                  The Bank of N.T. Butterfield & Son Ltd. Agreement 5/27/97

------------------------------------------------------------------------------------------------------------------------------------
    55  BOTSWANA                  STANBIC BANK BOTSWANA LIMITED for STANDARD BANK OF SOUTH AFRICA                     None
                                  Standard Bank of South Africa Agreement 3/11/94
                                  Subsidiary Amendment 9/29/79

------------------------------------------------------------------------------------------------------------------------------------
    60  BRAZIL                    BANKBOSTON, N.A., SAO PAULO                                                       BOVESPA
                                  The First National Bank of Boston Agreement 1/5/88                                  CLC
                                  Omnibus Amendment 2/22/94
                                  Amendment 7/29/96

------------------------------------------------------------------------------------------------------------------------------------
    70  BULGARIA                  ING BANK, N.V.                                                                      CDAD
                                  ING Bank N.V. Agreement 9/15/97                                                     BNB

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        COUNTRY                   SUBCUSTODIAN                                                                   DEPOSITORIES
        -------                   ------------                                                                   ------------

------------------------------------------------------------------------------------------------------------------------------------
    75  CANADA                    CANADIAN IMPERIAL BANK OF COMMERCE                                             Bank of Canada
                                  Canadian Imperial Bank of Commerce Agreement 9/9/88                                 CDS
                                  Omnibus Amendment 12/1/93

------------------------------------------------------------------------------------------------------------------------------------
    80  CANADA                    THE ROYAL BANK OF CANADA                                                       Bank of Canada
                                  The Royal Bank of Canada Agreement 2/23/96                                          CDS

------------------------------------------------------------------------------------------------------------------------------------
    85  CHILE                     CITIBANK, N.A., SANTIAGO                                                            DCV
                                  Citibank, N.A., New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
    90  CHINA                     STANDARD CHARTERED BANK, SHANGHAI                                                  SSCCRC
                                  Standard Chartered Bank Agreement 2/18/92
                                  Omnibus Amendment 6/13/94
                                  Appendix 4/8/96

------------------------------------------------------------------------------------------------------------------------------------
    95  CHINA                     STANDARD CHARTERED BANK, SHENZHEN                                                   SSCC
                                  Standard Chartered Bank Agreement 2/18/92
                                  Omnibus Amendment 6/13/94
                                  Appendix 4/8/96

------------------------------------------------------------------------------------------------------------------------------------
   100  COLOMBIA                  CITITRUST COLOMBIA, S.A. SOCIEDAD FIDUCIARIA FOR CITIBANK, N.A.                     DCV
                                  Citibank, N.A., New York Agreement 7/16/81                                        Deceval
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank, N.A./Cititrust Colombia Agreement 12/2/91
                                  Citibank, N.A. Subsidiary Amendment 10/19/95

------------------------------------------------------------------------------------------------------------------------------------
   118  CZECH REPUBLIC            CESKOSLOVENSKA OBCHODNI BANKA, A.S., PRAGUE                                         SCP
                                  Ceskoslovenska Obchondi Banka Agreement 2/28/94                             Czech National Bank

------------------------------------------------------------------------------------------------------------------------------------
   120  CZECH REPUBLIC            CITIBANK, A.S. FOR CITIBANK N.A.                                                    SCP
                                  Citibank, N.A., New York Agreement 7/16/81                                  Czech National Bank
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank N.A. / Citibank A.S. Agreement 6/24/96

------------------------------------------------------------------------------------------------------------------------------------
   125  DENMARK                   DEN DANSE BANK                                                                       VP
                                  Den Danske Bank Agreement 1/1/89
                                  Omnibus Amendment 12/1/93

------------------------------------------------------------------------------------------------------------------------------------
   130  ECUADOR                   CITIBANK, N.A., QUITO                                                             Deceval
                                  Citibank, N.A., New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank, Quito Side Letter 7/3/95

------------------------------------------------------------------------------------------------------------------------------------
   135  EGYPT                     CITIBANK, N.A., CAIRO                                                               MCSD
                                  Citibank, N.A., New York Agt. 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        COUNTRY                   SUBCUSTODIAN                                                                DEPOSITORIES
        -------                   ------------                                                                ------------

------------------------------------------------------------------------------------------------------------------------------------
   145  FINLAND                   MERITA BANK                                                                         FCSD
                                  Union Bank of Finland Agreement 2/27/89
                                  Omnibus Amendment 4/6/94

------------------------------------------------------------------------------------------------------------------------------------
   155  FRANCE                    CREDIT AGRICOLE INDOSUEZ                                                          SICOVAM
                                  Banque Indosuez Agreement 7/19/90                                             Banque de France
                                  Omnibus Amendment 3/10/94

------------------------------------------------------------------------------------------------------------------------------------
   160  GERMANY                   DEUTSCHE BANK                                                                       DBC
                                  Deutsche Bank Agreement 8/21/96

------------------------------------------------------------------------------------------------------------------------------------
   170  GHANA                     MERCHANT BANK (GHANA) LIMITED FOR STANDARD BANK OF SOUTH AFRICA                     None
                                  Standard Bank of South Africa Agreement 3/11/94
                                  Subsidiary Amendment 9/29/97

------------------------------------------------------------------------------------------------------------------------------------
   175  GREECE                    CITIBANK, N.A., ATHENS                                                    Apothetirion Titlon A.E.
                                  Citibank, N.A., New York Agreement 7/16/81                                     Bank of Greece
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
   185  HONG KONG                 HONGKONG & SHANGHAI BANKING CORP. LTD., HONG KONG                                  HKSCC
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91                                      CMU
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96

------------------------------------------------------------------------------------------------------------------------------------
   195  HUNGARY                   CITIBANK BUDAPEST RT. FOR CITIBANK, N.A.                                           KELER
                                  Citibank, N.A., New York Agreement 7/16/81                                          Ltd.
                                  New York Agreement Amendments 8/31/90 and 7/26/96
                                  Citibank, N.A. Subsidiary Amendment 10/19/9
                                  Citibank, N.A. / Citibank Budapest Agreement 6/23/92
                                  Citibank, N.A. / Citibank Budapest Amendment 9/29/92

------------------------------------------------------------------------------------------------------------------------------------
   200  INDIA                     CITIBANK, N.A, MUMBAI                                                               NSDL
                                  Citibank, N.A., New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank, Mumbai Amendment 11/17/93

------------------------------------------------------------------------------------------------------------------------------------
   215  INDONESIA                 CITIBANK, N.A., JAKARTA                                                             None
                                  Citibank, N.A. New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
   220  IRELAND                   ALLIED IRISH BANKS PLC                                                            CrestCo.
                                  Allied Irish Banks Agreement 1/10/89                                       Gilt Settlement Office
                                  Omnibus Amendment 4/8/94

------------------------------------------------------------------------------------------------------------------------------------
   225  ISRAEL                    BANK HAPOALIM B.M.                                                        TASE Clearinghouse Ltd.
                                  Bank Hapoalim Agreement 8/27/92

------------------------------------------------------------------------------------------------------------------------------------
   230  ISRAEL                    ISRAEL DISCOUNT BANK                                                      TASE Clearinghouse Ltd.
                                  Israel Discount Bank Agreement 3/10/93

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        COUNTRY                   SUBCUSTODIAN                                                              DEPOSITORIES
        -------                   ------------                                                              ------------

------------------------------------------------------------------------------------------------------------------------------------
   235  ISRAEL                    UNITED MIZRAHI BANK                                                       TASE Clearinghouse Ltd.
                                  United Mizrahi Bank Agreement 3/4/93

------------------------------------------------------------------------------------------------------------------------------------
   240  ITALY                     BANCA COMMERCIALE ITALIANA                                                      Monte Titoli
                                  Banca Commerciale Italiana Agreement 5/8/89                                    Banca D'Italia
                                  Agreement Amendment 10/8/93
                                  Omnibus Amendment 12/14/93

------------------------------------------------------------------------------------------------------------------------------------
   250  JAPAN                     THE BANK OF TOKYO - MITSUBISHI, LTD.                                               JASDEC
                                  Bank of Tokyo - Mitsubishi Agreement 6/17/96                                   Bank of Japan

------------------------------------------------------------------------------------------------------------------------------------
   260  JORDAN                    ARAB BANK PLC                                                                       None
                                  Arab Bank PLC Agreement 4/5/95

------------------------------------------------------------------------------------------------------------------------------------
   265  KENYA                     STANBIC BANK KENYA LIMITED FOR STANDARD BANK OF SOUTH AFRICA                        None
                                  Standard Bank of South Africa Agreement 3/11/94
                                  Subsidiary Amendment 9/29/97

------------------------------------------------------------------------------------------------------------------------------------
   270  KOREA                     CITIBANK, N.A SEOUL                                                                 KSD
                                  Citibank, N.A. New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank, Seoul Agreement Supplement 10/28/94

------------------------------------------------------------------------------------------------------------------------------------
   280  LEBANON                   BRITISH BANK OF THE MIDDLE EAST FOR HONGKONG & SHANGHAI BANKING CORP.             Midclear
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96
                                  BBME Supplement 5/14/96
                                  Side letter Agreement dated 7/28/97

------------------------------------------------------------------------------------------------------------------------------------
   295  MALAYSIA                  HONGKONG BANK AMLAYSIA BERHAD                                             Bank Negara Malaysia MCD
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96
                                  Malaysia Subsidiary Supplement 5/23/94
                                  Side letter Agreement dated 7/28/97

------------------------------------------------------------------------------------------------------------------------------------
   300  MAURITIUS                 HONGKONG & SHANGHAI BANKING CORP. LTD., MAURITIUS                                   CDS
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96

------------------------------------------------------------------------------------------------------------------------------------
   310  MEXICO                    CITIBANK MEXICO, S.A.                                                             Indeval
                                  Citibank, N.A. New York Agreement 7/16/81                                     Banco de Mexico
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank Mexico, S.A. Amendment 2/28/95

------------------------------------------------------------------------------------------------------------------------------------
   315  MOROCCO                   BANQUE MAROCAINE DU COMMERCE EXTERIEUR                                           MAROCLEAR
                                  BMCE Agreement 7/6/94

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

------------------------------------------------------------------------------------------------------------------------------------
        COUNTRY                   SUBCUSTODIAN                                                              DEPOSITORIES
        -------                   ------------                                                              ------------

------------------------------------------------------------------------------------------------------------------------------------
   320  NAMIBIA                   STANDARD BANK NAMIBIA FOR STANDARD BANK OF SOUTH AFRICA                             None
                                  Standard Bank of South Africa Agreement 3/11/94
                                  Subsidiary Amendment 10/3/96

------------------------------------------------------------------------------------------------------------------------------------
   325  NETHERLANDS               ABN-AMRO BANK                                                                     NECIGEF
                                  ABN-AMRO Agreement 12/19/88

------------------------------------------------------------------------------------------------------------------------------------
   330  NEW ZEALAND               NATIONAL AUSTRALIA BANK LTD., AUCKLAND                                             NZCSD
                                  National Australia Bank Agreement 5/1/85
                                  Agreement Amendment 2/13/92
                                  Omnibus Amendment 11/22/93
                                  New Zealand Addendum 3/7/89

------------------------------------------------------------------------------------------------------------------------------------
   335  NORWAY                    CHRISTIANIA BANK                                                                    VPS
                                  Christiania Bank Agreement 3/2/89

------------------------------------------------------------------------------------------------------------------------------------
   345  OMAN                      BRITISH BANK OF THE MIDDLE EAST FOR HONGKONG & SHAGHAI BANKING CORP.                MSM
                                  LTD.
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96
                                  BBME Supplement 5/14/96
                                  Side letter Agreement dated 7/28/97

------------------------------------------------------------------------------------------------------------------------------------
   350  PAKISTAN                  STANDARD CHARTERED BANK, KARACHI                                                    CDC
                                  Standard Chartered Bank Agreement 2/18/92
                                  Omnibus Amendment 6/13/94
                                  Appendix 4/8/96

------------------------------------------------------------------------------------------------------------------------------------
   360  PERU                      CITIBANK N.A., LIMA                                                                CAVALI
                                  Citibank, N.A., New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
   365  PHILIPPINES               CITIBANK, N.A., MANILA                                                              PCD
                                  Citibank, N.A., New York Agreement 7/16/81                                          ROSS
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
   375  POLAND                    CITIBANK (POLAND), S.A. FOR CITIBANK, N.A.                                          NDS
                                  Citibank, N.A., New York Agreement 7/16/81                                National Bank of Poland
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96
                                  Citibank Subsidiary Amendment 10/30/95
                                  Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

------------------------------------------------------------------------------------------------------------------------------------
   380  PORTUGAL                  BANCO COMERCIAL PORTUGUES                                                           CVM
                                  Banco Comercial Portugues 5/18/98

------------------------------------------------------------------------------------------------------------------------------------
   383  PORTUGAL                  BANCO ESPIRITO SANTO E COMERCIAL DE LISBOA, S.A.                                    CVM
                                  BESCL Agreement 4/26/89
                                  Omnibus Amendment 2/23/94

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        COUNTRY                   SUBCUSTODIAN                                                              DEPOSITORIES
        -------                   ------------                                                              ------------

------------------------------------------------------------------------------------------------------------------------------------
   385  ROMANIA                   ING BANK N.V.                                                                      SNCDD
                                  ING Bank N.V. Agreement 9/29/97                                                     BSE
                                                                                                                      NBR

------------------------------------------------------------------------------------------------------------------------------------
   395  RUSSIA                    CITIBANK T/O FOR CITIBANK, N.A.                                                     VTD
                                  Citibank, N.A., New York Agt. 7/16/81                                               NDC
                                  New York Agreement Amendments 8/31/90 and 7/26/96
                                  Citibank, N.A. Subsidiary Amendment 10/19/95
                                  Citibank N.A./Citibank T/O Agt. 6/16/97
                                  Side Letter Agt. 8/18/97
                                  Requires an Amendment to the Custodian Agreement

------------------------------------------------------------------------------------------------------------------------------------
   400  SINGAPORE                 HONGKONG & SHANGHAI BANKING CORP. LTD., SINGAPORE                                   CDP
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Supplement 12/29/93
                                  Schedule 5/14/96

------------------------------------------------------------------------------------------------------------------------------------
   413  SLOVAKIA                  CESKOSLOVENSKA OBCHODNA BANKA, A.S., BRATISLAVA                                     SCP
                                  Ceskoslovenska Obchodna Banka Agreement 10/12/94                              National Bank of
                                                                                                                    Slovakia

------------------------------------------------------------------------------------------------------------------------------------
   415  SLOVAKIA                  ING BANK N.V.                                                                       SCP
                                  Master Subcustodian Agreement Pending                                         National Bank of
                                                                                                                    Slovakia

------------------------------------------------------------------------------------------------------------------------------------
   425  SOUTH AFRICA              FIRST NATIONAL BANK OF SOUTHERN AFRICA                                               CD
                                  First National Bank of Southern Africa Agt. 8/7/91

------------------------------------------------------------------------------------------------------------------------------------
   440  SPAIN                     BANCO SANTANDER                                                                     SCLV
                                  Banco Santander Agreement 12/14/88                                            Banco de Espana

------------------------------------------------------------------------------------------------------------------------------------
   445  SRI LANKA                 HONGKONG & SHANGHAI BANKING CORP. LTD., COLOMBO                                     CDS
                                  Hongkong & Shanghai Banking Corp., Agt. 4/19/91
                                  Omnibus Supplemental 12/29/93
                                  Schedule 5/14/96

------------------------------------------------------------------------------------------------------------------------------------
   450  SWAZILAND                 STANBIC BANK SWAZILAND LIMITED FOR STANDARD                                         None
                                  BANK OF SOUTH AFRICA
                                  Standard Bank of South Africa Agreement 3/11/94
                                  Subsidiary Amendment 9/29/97

------------------------------------------------------------------------------------------------------------------------------------
   455  SWEDEN                    SKANDINAVISKA ENSKILDA BANKEN                                                       VPC
                                  Skandinaviska Enskilden Banken Agreement 2/20/89
                                  Omnibus Amendment 12/3/93

------------------------------------------------------------------------------------------------------------------------------------
   460  SWITZERLAND               UBS AG                                                                              SEGA
                                  Union Bank of Switzerland Agreement 12/20/88
                                  Omnibus Amendment 11/29/94

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        COUNTRY                   SUBCUSTODIAN                                                              DEPOSITORIES
        -------                   ------------                                                              ------------

------------------------------------------------------------------------------------------------------------------------------------
   475  TAIWAN                    STANDARD CHARTERED BANK, TAIPEI                                                     TSCD
                                  Standard Chartered Bank Agreement 2/18/92
                                  Omnibus Amendment 6/13/94
                                  Appendix 4/8/96

------------------------------------------------------------------------------------------------------------------------------------
   480  THAILAND                  HONGKONG & SHANGHAI BANKING CORP. LTD., BANGKOK                                     TSDC
                                  Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                                  Omnibus Amendment 12/29/93
                                  Schedule 5/14/96

------------------------------------------------------------------------------------------------------------------------------------
   483  TRANSNATIONAL             BROWN BROTHERS HARRIMAN & CO.                                                      Cedel
                                                                                                                   Euroclear

------------------------------------------------------------------------------------------------------------------------------------
   485  TURKEY                    CITIBANK, N.A., ISTANBUL                                                         Takasbank
                                  Citibank, N.A., New York Agreement 7/16/81                                 Central Bank of Turkey
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
   510  UNITED KINGDOM            MIDLAND BANK PLC                                                                    CGO
                                  Midland Bank Agreement 8/8/90                                                       CMO
                                  Omnibus Amendment 12/15/93                                                        CrestCo.

------------------------------------------------------------------------------------------------------------------------------------
   520  URUGUAY                   BANKBOSTON, N.A., MONTEVIDEO                                                        None
                                  The First National Bank of Boston Agreement 1/5/88
                                  Omnibus Amendment 2/22/94
                                  Amendment 7/29/96

------------------------------------------------------------------------------------------------------------------------------------
   525  VENEZUELA                 CITIBANK, N.A., CARACAS                                                             CVV
                                  Citibank, N.A., New York Agreement 7/16/81
                                  New York Agreement Amendment 8/31/90
                                  New York Agreement Amendment 7/26/96

------------------------------------------------------------------------------------------------------------------------------------
   530  ZAMBIA                    STANBIC BANK ZAMBIA LTD. FOR STANDARD BANK OF SOUTH AFRICA                  LuSE Central Shares
                                  Standard Bank of South Africa Agreement 3/11/94                               Depository Ltd.
                                  Subsidiary Amendment 10/3/96

------------------------------------------------------------------------------------------------------------------------------------
   535  ZIMBABWE                  STANBIC BANK ZIMBABWE LTD. FOR STANDARD BANK OF SOUTH AFRICA                        None
                                  Standard Bank of South Africa Agreement 3/11/94
                                  Subsidiary Amendment 10/3/96

------------------------------------------------------------------------------------------------------------------------------------

          I HEREBY CERTIFY THAT AT ITS MEETING ON NOVEMBER 12, 1998, THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.


  /s/ Frank M. Maresca
------------------------------
          SIGNATURE

NAME:  Frank J. Maresca
TITLE: Vice President & Treasurer
DATE:  November 12, 1998

                                  NETHERLANDS
                                  NEW ZEALAND
                                    NORWAY
                                     OMAN
                                   PAKISTAN
                                     PERU
                                  PHILIPPINES
                                    POLAND
                                   PORTUGAL
                                    ROMANIA
                                    RUSSIA
                                   SINGAPORE
                                   SLOVAKIA
                                 SOUTH AFRICA
                                     SPAIN
                                   SRI LANKA
                                   SWAZILAND
                                    SWEDEN
                                  SWITZERLAND
                                    TAIWAN
                                   THAILAND
                                    TURKEY
                                UNITED KINGDOM
                                    URUGUAY
                                   VENEZUELA
                                    ZAMBIA
                                   ZIMBABWE

                                  SCHEDULE 2

                      INFORMATION REGARDING COUNTRY RISK

     To aid the Board in its determinations regarding Country Risk, the Delegate will furnish the Board annually with respect to the jurisdictions specified in
Schedule 1, the following information:

          1.   Copy of Addenda or Side Letters to Subcustodian Agreements

          2.   Legal Opinion, if available, with regard to:

               (a)  Access to books and records by the Fund's accountants

               (b) Ability to recover assets in the event of bankruptcy of a custodian

               (c)  Ability to recover assets in the event of a loss

               (d)  Likelihood of expropriation or nationalization, if available

               (e)  Ability to repatriate or convert cash or cash equivalents

          3.   Audit Report of Subcustodian

          4.   Copy of Balance Sheet from Annual Report of Subcustodian

          5. Summary of Central Depository Information including (on an ongoing basis) prompt information as to any material change in the established practices and procedures of any Securities Depository.

          6.   Country Profile Matrix containing market practice for:

               (a)  Delivery versus payment

               (b)  Settlement method

               (c)  Currency restrictions

               (d)  Buy-in practice

               (e)  Foreign ownership limits

               (f)  Unique market arrangements affecting custody or settlement

                          ADDENDUM TO THE APPENDIX A
                          --------------------------

Brown Brothers Harriman & Co. acting as delegate of the Board under Rule 17f-5 has reviewed and approved the subcustodians listed on this Appendix as well as Agreements associated with these subcustodians, this Appendix is intended to confirm placement of assets with these subcustodians. Depositories listed on this Appendix that are not included in the next paragraph are considered compulsory. Brown Brothers Harriman & Co. does not accept delegation for compulsory depositories.

The depositories in Chile, Colombia, and Venezuela are presently elective. It is not the current intention of Brown Brothers Harriman & Co. to use such depositories unless their use becomes compulsory. Euroclear is compulsory for fixed income obligations and elective for equities. Currently, Brown Brothers Harriman & Co. uses Euroclear for settlement of equities where we are instructed to do so. We do not use Euroclear for the ongoing safekeeping of equities.

We will be replacing Canadian Imperial Bank of Commerce (CIBC) with Royal Bank of Canada (RBC) as subcustodian in Canada in the first quarter of 1999. As you may know, BBH&Co. has employed a strategy of appointing multiple subcustodians in certain markets when conditions warrant.

Brown Brothers Harriman & Co. will be converting assets from CSOB in the Czech Republic to Citibank a.s. for Citibank N.A. in the first quarter of 1999.

Brown Brothers Harriman & Co. will be converting assets from BESCL in Portugal to Banco Comercial Portugues in the fourth quarter of 1998.

          Brown Brothers Harriman & Co. will be converting assets from CSOB in Slovakia to Internationale Nederlanden Bank N.V. in the first quarter of 1999.

                                      -25-